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                                 EXHIBIT (5)(e)

              FORM OF APPLICATION FOR THE THE SEPARATE ACCOUNT VA BNY

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------------------------------------LANDMARK------------------------------------

AUSA LIFE INSURANCE COMPANY, INC.
HOME OFFICE:  4 MANHATTANVILLE ROAD
              PURCHASE, NY 10577
ADMINISTRATIVE OFFICE:  4333 EDGEWOOD ROAD N.E.
                        CEDAR RAPIDS, IOWA 52499

APPLICATION FOR VARIABLE ANNUITY CONTRACT

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1.   DESIGNATED ANNUITANT

NAME:_________________________________________________________________________

ADDRESS:______________________________________________________________________

CITY, STATE:__________________________________________________________________

ZIP:______________ TELEPHONE:  (____)________ - ______________________________

DATE OF BIRTH:_________________________ AGE: ____  SEX: [_] FEMALE  [_]  MALE

SS#:___________________________________ CITIZENSHIP:  [_]  U.S.   [_]  OTHER
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2.    CONTRACT OWNER (IF OTHER THAN ABOVE)
In the event the owner is a trust, please provide verification of trustees.

NAME:_________________________________________________________________________

ADDRESS:______________________________________________________________________

CITY, STATE:__________________________________________________________________

ZIP:______________ TELEPHONE:  (____)________ - ______________________________

DATE OF BIRTH:_________________________ AGE:    SEX:  [_]  FEMALE     [_]  MALE

SS#:___________________________________ CITIZENSHIP:  [_]  U.S.   [_]  OTHER
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3. [_] JOINT CONTRACT OWNER [_] SUCCESSOR CONTRACT OWNER
In the event the owner is a trust, please provide verification of trustees.

NAME:_________________________________________________________________________

ADDRESS:______________________________________________________________________

CITY, STATE:__________________________________________________________________

ZIP:______________ TELEPHONE:  (____)________ - ______________________________

DATE OF BIRTH:_________________________ AGE:    SEX:  [_]  FEMALE     [_]  MALE

SS#:___________________________________ CITIZENSHIP:  [_]  U.S.   [_]  OTHER
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4.   BENEFICIARY DESIGNATION  (Include Relationship to Annuitant)

PRIMARY:  ____________________________________________________________________

  RELATIONSHIP:  _____________________________________________________________

CONTINGENT:  _________________________________________________________________

  RELATIONSHIP:  _____________________________________________________________
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5.   TYPE OF ANNUITY

[_]  NON-QUALIFIED                    [_]  IRA  (Also complete Box 6)
[_]  HR-10                            [_]  SEP  (Also complete Box 6)
[_]  403 (b)   [_]  OTHER _____________________________________________________
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6.   IRA/SEP INFORMATION

$ _______________ CONTRIBUTION FOR TAX YEAR ___________________________________

$ _______________ TRUSTEE TO TRUSTEE TRANSFER

$ _______________ ROLLOVER FROM: (Check one)    [_] 403(b)     [_] Pension
                                                [_] HR-10      [_]  Other:
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7.   WILL THIS ANNUITY REPLACE ANY EXISTING ANNUITY OR
     LIFE INSURANCE?

[_]  NO     [_]  YES - Please state Policy No. and Company

Name:  ________________________________________________________________________
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8.   MINIMUM DEATH BENEFIT OPTION  (Select Only One)

This selection cannot be changed after the policy has been issued. If no option has been specified, the policy will be issued with the Return of Premium Death Benefit (Option A below).

     [_]  Option A: Return of Premium Death Benefit.

     [_] Option B: Annual Step-Up Death Benefit: (Only available if owner(s) and the annuitant are under age 81 at time of purchase.)
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9.   PURCHASE PAYMENT (Make check payable to AUSA Life Insurance Company, Inc.)

INITIAL PREMIUM AMOUNT $  _____________________________________________________
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10.  FUTURE PREMIUM PAYMENT $__________________________________________________

     [_]  BILL ME MONTHLY; OR         [_]  BILL ME QUARTERLY; OR
     [_]  I DO NOT WANT TO BE BILLED FOR FUTURE PREMIUM AMOUNTS.
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11.  ALLOCATION OF PREMIUM PAYMENTS  (Whole percentages only)
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Agressive Asset Allocation                                        __________.0%
AIM V.I. Basic Value Fund - Series II Shares                      __________.0%
AIM V.I. Capital Appreciation Fund - Series II Shares             __________.0%
Alger Aggressive Growth                                           __________.0%
Alliance Growth & Income Portfolio - Class B                      __________.0%
Alliance Premier Growth Portfolio - Class B                       __________.0%
American Century Income & Growth                                  __________.0%
American Century International                                    __________.0%
BlackRock Global Science & Technology                             __________.0%
BlackRock Mid Cap Growth                                          __________.0%
Capital Guardian Global                                           __________.0%
Capital Guardian U.S. Equity                                      __________.0%
Capital Guradian Value                                            __________.0%
Clarion Real Estate Securities                                    __________.0%
Conservative Asset Allocation                                     __________.0%
Dreyfus Small Cap Value                                           __________.0%
Fidelity - VIP Equity-Income Portfolio - Service Class 2          __________.0%
Fidelity - VIP Growth Portfolio - Service Class 2                 __________.0%
Fidelity - VIP Contrafund/(R)/ Portfolio - Service Class 2        __________.0%
Fidelity - VIP Mid Cap Portfolio - Service Class 2                __________.0%
Fidelity - VIP Value Strategies Portfolio - Service Class 2       __________.0%
Gabelli Global Growth                                             __________.0%
Great Companies - America /SM/                                    __________.0%
Great Companies - Global/2/                                       __________.0%
Great Companies - Technology/SM/                                  __________.0%
Janus Aspen - Aggressive Growth Portfolio - Service Shares        __________.0%
Janus Aspen - Worldwide Growth Portfolio - Service Shares         __________.0%
Janus Balanced (A/T)                                              __________.0%
Janus Growth II (A/T)                                             __________.0%
Jennison Growth                                                   __________.0%
J.P. Morgan Enhanced Index                                        __________.0%
MFS High Yield                                                    __________.0%
MFS New Discovery Series - Service Class                          __________.0%
MFS Total Return Series - Service Class                           __________.0%
Moderate Asset Allocation                                         __________.0%
Moderately Aggressive Asset Allocation                            __________.0%
PBHG/NWQ Value Select                                             __________.0%
PBHG Mid Cap Growth                                               __________.0%
PIMCO Total Return                                                __________.0%
Salomon All Cap                                                   __________.0%
Transamerica Convertible Securities                               __________.0%
Transamerica Equity                                               __________.0%
Transamerica Growth Opportunities                                 __________.0%
Transamerica U.S. Government Securities                           __________.0%
T. Rowe Price Equity Income                                       __________.0%
T. Rowe Price Growth Stock                                        __________.0%
T. Rowe Price Small Cap                                           __________.0%
Van Kampen Active International Allocation                        __________.0%
Van Kampen Asset Allocation                                       __________.0%
van Kampen Emerging Growth                                        __________.0%
Van Kampen Money Market                                           __________.0%
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AUSA Life Insurance Company, Inc. - Fixed Account Options
  Dollar Cost Averaging (DCA) Fixed Account                       __________.0%

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   Guaranteed Period 1 YEAR ________.0%

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Additional: ___________________________________________________   __________.0%

_______________________________________________________________   __________.0%

_______________________________________________________________   __________.0%

_______________________________________________________________   __________.0%

_______________________________________________________________   __________.0%

_______________________________________________________________   __________.0%

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            INVESTMENT ALLOCATIONS MUST TOTAL 100%
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                   YOUR SIGNATURE IS REQUIRED ON THE BACK PAGE
VA-APP R1199(NY)                                    (CONTINUED ON THE BACK PAGE)
                                                              AUSA LANDMARK 1/02

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___________________________________LANDMARK_____________________________________


APPLICATION FOR
VARIABLE ANNUITY CONTRACT

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12.  DOLLAR COST AVERAGING

By signing below I (We) authorize AUSA Life Insurance Company, Inc. to transfer funds from my selected account to invest in the portfolio(s), in the amount indicated below. Transfers will be made monthly. I understand that the transfers will continue until I terminate the program in writing, or until my balance under the program falls below the minimum transfer amount. If this happens, the balance will be transferred as indicated below, but on a pro-rata basis. I also understand that AUSA Life's Dollar Cost Averaging program is subject to the rules and restrictions associated with the AUSA Life contract and at the time the program begins there must be sufficient Annuity Purchase Value to cover six month's transfers.

              Please Invest In Following Accounts For Each Transfer
                         (Allocation Must Total 100%):

Transfer From:                              Aggressive Asset Allocation                                       __________.0%
DCA FIXED ACCOUNT OPTIONS                   AIM V.I. Basic Value Fund - Series II Shares                      __________.0%
  [_] DCA Non-Enhanced Rate; or             AIM V.I. Capital Appreciation Fund - Series II Shares             __________.0%
  [_] DCA 6 Month Enhanced Rate; or         Alger Aggressive Growth                                           __________.0%
  [_] DCA 12 Month Enhanced Rate            Alliance Growth & Income Portfolio - Class B                      __________.0%
DCA SUB-ACCOUNTS                            Alliance Premier Growth Portfolio - Class B                       __________.0%
  [_] Money Market Portfolio; or            American Century Income & Growth                                  __________.0%
  [_] U.S. Gov. Securities Portfolio        American Century International                                    __________.0%
Please Invest:                              BlackRock Global Science & Technology                             __________.0%
  $___________________ ($500 min.)          BlackRock Mid Cap Growth                                          __________.0%
  [_]  Money (Six Transfers Minimum)        Capital Guardian Global                                           __________.0%
                                            Capital Guardian U.S. Equity                                      __________.0%
                                            Capital Guardian Value                                            __________.0%
                                            Clarion Real Estate Securities                                    __________.0%
                                            Conservative Asset Allocation                                     __________.0%
                                            Dreyfus Small Cap Value                                           __________.0%
                                            Fidelity - VIP Equity-Income Portfolio - Service Class 2          __________.0%
                                            Fidelity - VIP Growth Portfolio - Service Class 2                 __________.0%

Fidelity - VIP Contrafund/(R)/ Portfolio - Service Class 2        __________.0%
Fidelity - VIP Mid Cap Portfolio - Service Class 2                __________.0%
Fidelity - VIP Value Strategies Portfolio - Service Class 2       __________.0%
Gabelli Global Growth                                             __________.0%
Great Companies - America /SM/                                    __________.0%
Great Companies - Global/2/                                       __________.0%
Great Companies - Technology/SM/                                  __________.0%
Janus Aspen - Aggressive Growth Portfolio - Service Shares        __________.0%
Janus Aspen - Worldwide Growth Portfolio - Service Shares         __________.0%
Janus Balanced (A/T)                                              __________.0%
Janus Growth II (A/T)                                             __________.0%
Jennison Growth                                                   __________.0%
J.P. Morgan Enhanced Index                                        __________.0%
MFS High Yield                                                    __________.0%
MFS New Discovery Series - Service Class                          __________.0%
MFS Total Return Series - Service Class                           __________.0%


Moderate Asset Allocation                                         __________.0%
Moderately Aggressive Asset Allocation                            __________.0%
PBHG/NWQ Value Select                                             __________.0%
PBHG Mid Cap Growth                                               __________.0%
PIMCO Total Return                                                __________.0%
Salomon All Cap                                                   __________.0%
Transamerica Convertible Securities                               __________.0%
Transamerica Equity                                               __________.0%
Transamerica Growth Opportunities                                 __________.0%
Transamerica U.S. Government Securities                           __________.0%
T. Rowe Price Equity Income                                       __________.0%
T. Rowe Price Growth Stock                                        __________.0%
T. Rowe Price Small Cap                                           __________.0%
Van Kampen Active International Allocation                        __________.0%
Van Kampen Asset Allocation                                       __________.0%
van Kampen Emerging Growth                                        __________.0%
Van Kampen Money Market                                           __________.0%
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


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13. ASSET REBALANCING Not available when Dollar Cost Averaging is in effect or when any other transfer is requested.
[_] Yes, by checking this box, I am authorizing AUSA Life Insurance Company,
Inc. to automatically transfer amounts among the sub-accounts (as indicated below) on a regular basis to maintain a desired allocation of the Annuity
Purchase Value among the various sub-accounts offered. Asset Rebalancing is not available for any amounts in the Fixed Account nor when Dollar Cost Averaging is in effect.

          Rebalance In Following Accounts (Allocation must equal 100%)

Rebalance:
  [_] Monthly                               Aggressive Asset Allocation                                       __________.0%
  [_] Quarterly                             AIM V.I. Basic Value Fund - Series II Shares                      __________.0%
  [_] Semi-Annual                           AIM V.I. Capital Appreciation Fund - Series II Shares             __________.0%
  [_] Annual                                Alger Aggressive Growth                                           __________.0%
  Date to Begin:                            Alliance Growth & Income Portfolio - Class B                      __________.0%
                                            Alliance Premier Growth Portfolio - Class B                       __________.0%
  ______________                            American Century Income & Growth                                  __________.0%
                                            American Century International                                    __________.0%
                                            BlackRock Global Science & Technology                             __________.0%
                                            BlackRock Mid Cap Growth                                          __________.0%
                                            Capital Guardian Global                                           __________.0%
                                            Capital Guardian U.S. Equity                                      __________.0%
                                            Capital Guardian Value                                            __________.0%
                                            Clarion Real Estate Securities                                    __________.0%
                                            Conservative Asset Allocation                                     __________.0%
                                            Dreyfus Small Cap Value                                           __________.0%
                                            Fidelity - VIP Equity-Income Portfolio - Service Class 2          __________.0%
                                            Fidelity - VIP Growth Portfolio - Service Class 2                 __________.0%


Fidelity - VIP Contrafund/(R)/ Portfolio - Service Class 2        __________.0%
Fidelity - VIP Mid Cap Portfolio - Service Class 2                __________.0%
Fidelity - VIP Value Strategies Portfolio - Service Class 2       __________.0%
Gabelli Global Growth                                             __________.0%
Great Companies - America /SM/                                    __________.0%
Great Companies - Global/2/                                       __________.0%
Great Companies - Technology/SM/                                  __________.0%
Janus Aspen - Aggressive Growth Portfolio - Service Shares        __________.0%
Janus Aspen - Worldwide Growth Portfolio - Service Shares         __________.0%
Janus Balanced (A/T)                                              __________.0%
Janus Growth II (A/T)                                             __________.0%
Jennison Growth                                                   __________.0%
J.P. Morgan Enhanced Index                                        __________.0%
MFS High Yield                                                    __________.0%
MFS New Discovery Series - Service Class                          __________.0%
MFS Total Return Series - Service Class                           __________.0%


Moderate Asset Allocation                                         __________.0%
Moderately Aggressive Asset Allocation                            __________.0%
PBHG/NWQ Value Select                                             __________.0%
PBHG Mid Cap Growth                                               __________.0%
PIMCO Total Return                                                __________.0%
Salomon All Cap                                                   __________.0%
Transamerica Convertible Securities                               __________.0%
Transamerica Equity                                               __________.0%
Transamerica Growth Opportunities                                 __________.0%
Transamerica U.S. Government Securities                           __________.0%
T. Rowe Price Equity Income                                       __________.0%
T. Rowe Price Growth Stock                                        __________.0%
T. Rowe Price Small Cap                                           __________.0%
Van Kampen Active International Allocation                        __________.0%
Van Kampen Asset Allocation                                       __________.0%
van Kampen Emerging Growth                                        __________.0%
Van Kampen Money Market                                           __________.0%
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


To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application shall be a part of any annuity contract issued to me. I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be no liability on the part of the Company and any purchase payments submitted shall be returned.
    I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
    Receipt of a current prospectus of the AUSA Endeavor Variable Annuity Account, Endeavor Series Trust and WRL Series Fund, Inc. is hereby acknowledged.
    [_]Please check if you wish to receive the Statement of Additional Information.
    I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR MY NEEDS.

ADDITIONAL FORMS ARE REQUIRED FOR SYSTEMATIC PAYOUT OPTION.


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14. BE SURE TO COMPLETE THIS SECTION


Signed at __________________ this_______________ day of ____________  _________,




___________________  _____________________________  ____________________________
Annuitant Signature          Owner Signature                Joint Owner
                     (if different from Annuitant)  (successor owner signature)
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15a. SELLING AGENT USE ONLY - NOT TO BE FILLED IN BY APPLICANT


___________________  ________________  __________________________  _____________
Agent Name           Agent Telephone   Agent Signature             Date
(Please Print)


______________________________________________  ________________________________
Agent  Address                                  Broker/Dealer Client Account No.


------------------------  ---------------------  -------------------------------
Agent Firm                 AUSA Life Agent No.   (If Applicable)
                                                 Florida Agent License I.D. No.

15b. Do you have reason to believe the contract applied for is to replace any existing annuity or insurance owned by applicant?

[_] No   [_] Yes, Company Name _________________________________________________

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Please make check payable to AUSA LIFE INSURANCE COMPANY INC. (Use following address for mail, Fed. Express, etc.) Send check with application to AUSA Life Insurance Company, Inc., Attn: Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001

VA-APP R1199 B (NY)


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